Exhibit 10.28
FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED PUT-CALL RIGHT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED PUT-
CALL RIGHT AGREEMENT (this “Amendment”) is entered into as of May 1, 2023, by and among CLAUDINE PROPCO LLC, a Delaware limited liability company (together with its successors and permitted assigns, “VICI”) and CAESARS CONVENTION CENTER OWNER, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “Owner”). VICI and Owner are together referred to herein as the “Parties”, and each individually, a ”Party”).
RECITALS
WHEREAS, VICI and Owner are party to that certain Second Amended and Restated Put-Call Right Agreement, dated as of September 18, 2020, pursuant to which, among other things, subject to and upon the terms and conditions thereof, Owner was granted the right to require VICI to purchase the Eastside Convention Center Property from Owner and VICI was granted the right to require Owner to sell the Eastside Convention Center Property to VICI (the “Put-Call Agreement”);
WHEREAS, concurrently with the execution of this Amendment, Owner is repaying the Mortgage Loan in full pursuant to the terms of a payoff letter between Owner and VICI Lendco LLC, and, in connection therewith, the Parties desire to amend the Put-Call Agreement as set forth herein.
NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1.Definitions. Except as otherwise defined herein, all capitalized terms used herein without definition shall have the meanings applicable to such terms, respectively, as set forth in the Put-Call Agreement.
2.Amendments to the Put-Call Agreement.
(a)Section 1 of the Put-Call Agreement is hereby amended such that the definition of “VICI Election Period” is hereby amended and restated as follows:
“VICI Election Period” means the period of time commencing on September 18, 2025 and ending on December 31, 2028.
(b)Section 5(j) of the Put-Call Agreement is hereby amended and restated as follows:
(j) Financial Statements and Access to Eastside Convention Center Property. At any time and from time to time after September 18, 2024, within thirty (30) days after request therefor by VICI, Owner shall provide: (x) to VICI, Financial Statements for the then most recent period of four (4) consecutive Fiscal Quarters ended at least ninety (90) days prior to such date, and (y) to VICI and its consultants and representatives, access to the Eastside Convention Center Property pursuant to, and VICI and its consultants and representatives shall comply with, the Access Provisions.
(c)Section 3(a) of the Put-Call Agreement is hereby amended by adding an “and” prior to clause (v), and by deleting the following: “and (vi) there shall exist no Event of Default (as defined in the Mortgage Loan Agreement),”.
(d)The Parties agree that all references in the Put-Call Agreement to the Mortgage Loan and the Mortgage Loan Agreement (as well as references to applicable defined terms solely and to the extent included in the Put-Call Agreement by reference to Mortgage Loan Agreement) shall be of no further force and effect.
3.No Other Modification or Amendment to the Put-Call Agreement. The Put-Call Agreement shall remain in full force and effect except as expressly amended or modified by this Amendment. From and after the date of this Amendment, all references in the Put-Call Agreement to the “Agreement” shall be deemed to refer to the Put-Call Agreement as amended by this Amendment.
4.Governing Law; Venue. This Amendment shall be governed by and construed in accordance with the laws of the State of Nevada, which State the Parties agree has a substantial relationship to the Parties and to the underlying transaction embodied hereby. This Amendment is the product of joint drafting by the Parties and shall not be construed against either Party as the drafter hereof. With respect to any action relating to this Amendment (other than disputes submitted to arbitration pursuant to the terms of the Put-Call Agreement), Owner and VICI irrevocably submit to the exclusive jurisdiction of the courts of the State of Nevada sitting in Clark County, Nevada and the United States District Court having jurisdiction over Clark County Nevada, and Owner and VICI each waives: (a) any objection to the laying of venue of any suit or action brought in an such court; (b) any claim that such suit or action has been brought in an inconvenient forum; (c) any claim that the enforcement of this Section is unreasonable, unduly oppressive, and/or unconscionable; and (d) the right to claim that such court lacks jurisdiction over that Party.
5.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be a valid and binding original, but all of which together shall constitute one and the same instrument. Facsimile or digital copies of this Agreement, including the signature pages hereof, shall be deemed to be originals for all purposes.
6.Miscellaneous. If any term or provision of this Amendment or any application thereof shall be held invalid or unenforceable, the remainder of this Amendment and any other application of such term or provisions shall not be affected thereby. This Amendment may not be changed or modified except by an agreement in writing signed by the Parties. The paragraph headings and captions contained in this Amendment are for convenience of reference only and in no event define, describe or limit the scope or intent of this Amendment or any of the provisions or terms hereof.[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment as of the date first set forth above.
VICI:
CLAUDINE PROPCO LLC,
a Delaware limited liability company

By: /s/ David Kieske
Name: David Kieske
Title: Treasurer

[signatures continued on following page]

[Signature Page to Amendment to Second Amended and Restated Put-Call Agreement]

OWNER:

CAESARS CONVENTION CENTER OWNER, LLC,
a Delaware limited liability company

By: /s/ Bret D. Yunker
Name: Bret D. Yunker
Title: Chief Financial Officer

[Signature Page to Amendment to Second Amended and Restated Put-Call Agreement]

ACKNOWLEDGMENT AND AGREEMENT OF OWNER GUARANTOR
The undersigned (“Owner Guarantor”) hereby: (a) acknowledges receipt of the First Amendment to Second Amended and Restated Put-Call Agreement (the “Amendment”; capitalized terms used herein without definition having the meanings set forth in the Amendment), dated as of May 1, 2023, by and among CLAUDINE PROPCO LLC, a Delaware limited liability company (together with its successors and permitted assigns, “VICI”) and CAESARS CONVENTION CENTER OWNER, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “Owner”); (b) consents to the terms and execution thereof; (c) ratifies and reaffirms Owner Guarantor’s obligations to VICI pursuant to the terms of that certain Second Amended and Restated Guaranty, dated as of September 18, 2020 (the “Guaranty”), by Owner Guarantor in favor of VICI, and agrees that nothing in the Amendment in any way impairs or lessens the Owner Guarantor’s obligations under the Guaranty; and (d) acknowledges and agrees that the Guaranty is in full force and effect and is valid, binding and enforceable in accordance with its terms.
IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment and Agreement of Owner Guarantor to be duly executed as of May 1, 2023.

[Acknowledgment and Agreement of Owner Guarantor]

CAESARS RESORT COLLECTION, LLC,
a Delaware limited liability company

By: /s/ Bret D. Yunker
Name: Bret D. Yunker
Title: Chief Financial Officer

[Signature Page to Acknowledgment and Agreement of Owner Guarantor]

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR
The undersigned (“Guarantor”) hereby: (a) acknowledges receipt of the First Amendment to Second Amended and Restated Put-Call Agreement (the “Amendment”; capitalized terms used herein without definition having the meanings set forth in the Amendment), dated as of May 1, 2023, by and among CLAUDINE PROPCO LLC, a Delaware limited liability company (together with its successors and permitted assigns, “VICI”) and CAESARS CONVENTION CENTER OWNER, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “Owner”); (b) consents to the terms and execution thereof; (c) ratifies and reaffirms Guarantor’s obligations to Owner pursuant to the terms of that certain Second Amended and Restated Guaranty, dated as of September 18, 2020 (the “Guaranty”), by Guarantor in favor of Owner, and agrees that nothing in the Amendment in any way impairs or lessens Guarantor’s obligations under the Guaranty; and (d) acknowledges and agrees that the Guaranty is in full force and effect and is valid, binding and enforceable in accordance with its terms.
IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment and Agreement of Guarantor to be duly executed as of May 1, 2023.

[Acknowledgment and Agreement of Guarantor]

VICI PROPERTIES 1 LLC,
a Delaware limited liability company

By: /s/ David Kieske
Name: David Kieske
Title: Treasurer

[Acknowledgment and Agreement of Guarantor]